UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Confirms Telomir-1 Restores Vision and Retinal Structure in Age-Related Macular Degeneration (AMD) Animal Model Using FDA-Recognized Surrogate Endpoints

On May 29, 2025, Telomir Pharmaceuticals, Inc. (the “Company”) announced new preclinical data from its ongoing development of Telomir-1, an investigational oral small molecule candidate being developed for the treatment of age-related macular degeneration (“AMD”).

The study was conducted using the Sen57wrn-/-ND6-/+ zebrafish model, which incorporates genetic mutations associated with premature aging (WRN), mitochondrial dysfunction (ND6), and chronic senescence (Sen57). This model mimics key features of dry AMD and geographic atrophy observed in human disease.

Eighteen-month-old animals were administered Telomir-1 orally for a period of 14 days. The following outcomes were observed:

●	Functional Vision Improvement: Treated animals demonstrated improved central vision response and motion detection, with significantly enhanced reaction to visual stimuli, including light and movement.
●	Retinal Structural Restoration: Histological analysis revealed regeneration of several critical retinal layers, including the inner nuclear layer (INL), ganglion cell layer (GCL), inner plexiform layer (IPL), and outer plexiform layer (OPL). Telomir-1 treatment led to measurable increases in layer thickness and improved retinal architecture compared to untreated animals.
●	Reduction in Oxidative Stress: Reactive oxygen species (ROS) levels, which were elevated approximately fourfold in untreated diseased animals, were reduced by up to 50% following treatment.
●	Survival Benefit: While untreated animals experienced a 15% mortality rate during the two-week study period, no mortality was observed in any Telomir-1 treated group.

The Company believes these results represent a significant preclinical milestone, demonstrating that Telomir-1, administered orally, can restore vision-related function, regenerate damaged retinal tissue, reduce oxidative stress, and improve survival in a validated model of AMD. The study utilized endpoints consistent with FDA-recognized surrogate markers for visual function, supporting continued advancement of Telomir-1 toward Investigational New Drug (IND) submission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: May 29, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer